U.S. SECURITIES AND EXCHANGE COMMISSION
                       Washington, D.C. 20549
                        ----------------------

                              FORM 8-K

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported): February 22, 2001


                         BRIDGE BANCORP, INC.
             (Exact name of registrant as specified in its charter)

                       -------------------------
                   COMMISSION FILE NUMBER: 000-18546
                       -------------------------


                              NEW YORK
                  (State or other jurisdiction of
                   incorporation or organization)

                        2200 MONTAUK HIGHWAY
                       BRIDGEHAMPTON, NEW YORK
              (Address of principal executive offices)

                                11932
                              (Zip Code)

                              11-2934195
                 (IRS Employer Identification Number)

                            (516) 537-1000
                      (Issuer's telephone number)

                             NOT APPLICABLE
          (Former name, former address and former fiscal year,
                     if changed since last report.)

Item 5.  Other Events

     On February 22, 2001 Bridge Bancorp, Inc. issued a press release announcing that its Board of Directors approved the repurchase of up to 210,630 of the Company's shares, or approximately 5% of its common shares outstanding from time to time in the open market or through private purchases, depending on market conditions. The press release issued by the Registrant is attached as exhibit
99.1 and is hearby incorporated by reference.

Item 7  (c).

Exhibit 99.1 Press Release announcing the Company's stock repurchase program.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    Bridge Bancorp, Inc.
                                    (Registrant)

                                       By: /s/ Thomas J. Tobin
                                           ----------------------------
                                           Thomas J. Tobin
                                           Chief Executive Officer

                                        Dated:  02/22/01
                                              -------------------------